UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2025
ROLLINS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2170 Piedmont Road, N.E., Atlanta, Georgia 30324
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (404) 888-2000
Not Applicable
(Former name of former address, if changes since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   o

Item 5.02 Departure of Directors, or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2025, in connection with the election of Paul D. Donahue to serve on the Board of Directors (the “Board”) of Rollins, Inc. (the “Company”), the Board appointed Mr. Donahue to the Human Capital Management and Compensation Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 22, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders considered the following proposals: (i) to elect five director nominees to serve as directors of the Company until the 2026 Annual Meeting of Shareholders, or until their successors are duly elected and qualified; and (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 1: At the Annual Meeting, the Company’s shareholders duly elected five director nominees to serve until the Company’s 2026 Annual Meeting of Shareholders. Vote results for each director nominee were as follows:

Director Nominees	For	Withheld	Broker Non-Votes
Susan R. Bell	432,294,469	6,429,484	15,127,425
Donald P. Carson	428,565,382	10,158,566	15,127,430
Paul D. Donahue	437,259,513	1,464,439	15,127,426
Louise S. Sams	409,190,080	29,533,870	15,127,428
John F. Wilson	417,774,739	20,949,212	15,127,427

Proposal 2: At the Annual Meeting, the Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
453,243,740	245,833	361,805	N/A

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROLLINS, INC.

Date: April 24, 2025	By:	/s/ Kenneth D. Krause
	Name:	Kenneth D. Krause
	Title:	Executive Vice President, Chief Financial Officer
(Principal Financial Officer)